SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2007

Quest Group International, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	0-26694	87-0681500
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

967 W. Center
Orem, Utah 84057
(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (801) 765-1301

___________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 1.01 Entry into a Material Definitive Agreement

On June 7, 2007, Quest Group International, Inc. (the “Company”) executed an asset purchase agreement with Quest Group, LLC (the “Buyer”), a Utah limited liability company. The asset purchase agreement is dated as of May 31, 2007. Craig Davis, a former Chief Executive Officer and director of the Company, is the President of Buyer.

Pursuant to the asset purchase agreement, the Company agreed to dispose and sell its business line of selling nutritional products to independent distributors and customers (the “Nutritional Business”). Under the asset purchase agreement, the Company agreed to sell all assets related to the Nutritional Business “AS IS”, in their present condition as of May 31, 2007 without making any warranty of any kind. Such assets include the following:

•	All inventories of nutritional products, distributor kits and packaging materials used in the Nutritional Business;

•	All technical and descriptive materials relating to the Nutritional Business;

•
All equipment, devices (including data processing hardware and related telecommunications equipment, media, and tools), customer lists (electronic or hard copy), and custom software used in the Nutritional Business, including Seller's rights under all related warranties;

•	All office furniture and fixtures of the Seller relating to the Nutritional Business;

•	The entire leasehold or rental interest arising under leases of real property, equipment, and office furnishings and fixtures which are located in Orem, Utah;

•
All governmental approvals, authorizations, certifications, consents, variances, permissions, licenses, and permits to or from, or filings, notices, or recordings to or with, federal, state, and local governmental authorities that relate to the Nutritional Business;

•
All patents, trademarks, service marks, trade names, and copyrights (including registrations, licenses, and applications pertaining thereto), and all other intellectual property rights, trade secrets, and other proprietary information, processes, and formulae owed by Seller and that relate to the Nutritional Business;

•	All claims Seller may have against any person relating to or arising from the Nutritional Business; and

•	Accounts receivable relating directly to the Nutritional Business.

The Buyer acknowledged that it had inspected the assets and is satisfied with their present condition. Furthermore, the assets do not include funds held in the Company’s bank account(s) and any assets that do not directly relate to the Nutritional Business.

The Buyer also assumed and agreed to pay or perform all outstanding liabilities and obligations of the Company as of May 31, 2007 and all other liabilities and obligations that relate directly to the Nutritional Business, including, but not limited to the following:

•	The accrued trade payables of Seller arising out of the Nutritional Business;

•	All payment and performance obligations arising out of or relating to the Nutritional Business;

•	All other obligations and liabilities of the Seller relating to the Nutritional Business; and

•
Any liability or obligation for product liability or warranty claims or damage claims arising out of defects in or failures of any product, program, or material of the Company relating to the Nutritional Business.

Subject to the foregoing, the Company will use its outstanding cash balance as of May 15, 2007 and all proceeds related to the Nutritional Business received through May 31, 2007 to pay and reduce the above-listed assumed liabilities.

The Company and the Buyer also acknowledged and agreed that Mr. Davis, a former chief executive officer of the Company, has been managing the Nutritional Business and that he will continue to manage the Nutritional Business through May 31, 2007 and that he will be authorized to collect receivables and pay liabilities of the Nutritional Business in a manner that is consistent with the terms of the asset purchase agreement.

The aggregate purchase price for the assets will equal to the net book value of the assets as of May 31, 2007, which shall be paid to the Company no later than Friday, June 29, 2007.

A copy of the asset purchase agreement is attached as Exhibit 10.1 to this Report and is incorporated herein by this reference.

ITEM 2.01 Completion of Acquisition or Disposition of Assets

Please see Item 1.01, which is incorporated herein by this reference.

ITEM 4.01 Change in Registrant’s Certifying Accountant

Effective June 4, 2007, the Board of Directors of the Company dismissed Jones Simkins, P.C. (“Jones Simkins”) as the Company’s independent accountant.

Jones Simkins has served as our principal independent accountant since the Company’s inception on August 14, 2001, through June 4, 2007.

No report of Jones Simkins on our financial statements for either of the past two years contained an adverse opinion or a disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles

Since August 14, 2001 and through June 4, 2007: (i) the Company had no disagreements with Jones Simkins on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Jones Simkins, would have caused it to make reference to the subject matter of the disagreement in connection with its report; and (ii) Jones Simkins did not advise the Company of any of the events requiring reporting in this Current Report on Form 8-K under Item 304(a)(1)(iv) of Regulation S-B.

The Company provided Jones Simkins with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Jones Simkins’ letter, dated June 8, 2007, stating its agreement with such statements.

Effective June 4, 2007, the Company engaged Gumbiner Savett, Inc. (“GSI”) as its independent accountant to audit its financial statements for its fiscal year ending September 30, 2007. The Board of Directors of the Company approved the appointment of GSI. Prior to such engagement, the Company did not consult with GSI regarding either (i) the application of accounting principles to a specific, completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor advice was provided to the Company concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(2)(ii) of Regulation S-B and the related instructions to Item 304 of Regulation S-B).

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Asset Purchase Agreement dated May 31, 2007, by and between Quest Group International, Inc. and Quest Group, LLC

16.1	Letter from Jones Simkins, P.C. to the U.S. Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2007	Quest Group International, Inc. By: /s/ Kurt Brendlinger Kurt Brendlinger, Chief Financial Officer